ACCOUNTS RECEIVABLE (Schedule of Allowance for Doubtful Accounts) (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Movement in allowance for doubtful accounts:
Balance at beginning of year	$ 15,019	$ 12,122	$ 9,217
Additional provision charged to expenses	17,377	13,437	12,339
Write-offs	(10,933)	(10,953)	(9,460)
Foreign currency translation adjustments	(66)	413	26
Balance at end of year	$ 21,397	$ 15,019	$ 12,122